Common Stock	12 Months Ended
Dec. 31, 2019
Stockholders' Equity Note [Abstract]
Common Stock
9. Common Stock
Each share of common stock entitles the holder to one vote on all matters submitted to a vote of the Company’s stockholders. Common stockholders are not entitled to receive dividends, unless declared by the board of directors.
The holders of common stock, voting exclusively and as a separate class, are entitled to elect three directors of the Company.